UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

December 29, 2020
Date of Report (date of earliest event reported)

Ekso Bionics Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-37854		99-0367049
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

1414 Harbour Way South, Suite 1201	Richmond	California	94804
(Address of Principal Executive Offices)			(Zip Code)
(510) 984-1761
Registrant's telephone number, including area code

Not Applicable
________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	EKSO	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 29, 2020, Ekso Bionics Holdings, Inc. (the “Company,” “we” or “our”) held its 2020 annual meeting of stockholders (the “Annual Meeting”). The disclosure set forth in Item 5.07 regarding Proposal 1, the election of each of Steven Sherman, Jack Peurach, Ted Wang, Ph. D., Charles Li, Ph. D., Stanley Stern, Mary Ann Cloyd, and Rhonda A. Wallen to serve as a director, and Proposal 2, the approval of an increase of the total number of shares authorized for issuance pursuant to awards granted under the Plan (as defined below), is incorporated herein by reference.

On December 30, 2020, the Company issued a press release announcing the election of Ms. Cloyd and Ms. Wallen at the Annual Meeting. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.07    Submission of Matters to a Vote of Security Holders.

Of the 8,316,308 shares of common stock outstanding and entitled to vote at the Annual Meeting, 5,619,300 shares were present at the Annual Meeting either virtually or by proxy, constituting a quorum. The following provides a summary of the votes cast for the proposals on which our stockholders voted at the Annual Meeting:

Proposal 1. The election of seven directors to serve until the annual meeting of stockholders to be held in 2021 and until their respective successors are elected and qualified, or until his or her earlier death, resignation or removal.

The stockholders duly approved the election of each of the below directors. The results of the vote were as follows:

Name of Director	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Steven Sherman	2,314,407	283,861	3,021,032
Jack Peurach	2,506,095	92,173	3,021,032
Ted Wang, Ph. D.	2,524,252	74,016	3,021,032
Charles Li, Ph. D	2,342,429	255,839	3,021,032
Stanley Stern	2,147,761	450,507	3,021,032
Mary Ann Cloyd	2,529,903	68,365	3,021,032
Rhonda A. Wallen	2,535,719	62,549	3,021,032

Proposal 2. The increase of the total number of shares authorized for issuance pursuant to awards granted under the Amended and Restated 2014 Equity Incentive Plan (the “Plan”) from 1,174,286 shares to 1,974,286 shares.

The stockholders duly approved the increase of the total number of shares authorized for issuance pursuant to awards granted under the Plan. The results of the vote were as follows:

VOTES FOR:	2,109,755
VOTES AGAINST:	463,462
VOTES ABSTAINED:	25,051
BROKER NON-VOTES:	3,021,032

Proposal 3. The approval, in an advisory (non-binding) vote, of the compensation of the Company’s named executive officers as disclosed in the Proxy Statement dated November 12, 2020 for the Annual Meeting.

The stockholders duly approved the compensation of the Company’s named executive officers. The results of the vote were as follows:

VOTES FOR:	2,212,224
VOTES AGAINST:	324,108
VOTES ABSTAINED:	61,936
BROKER NON-VOTES:	3,021,032

Proposal 4. The ratification of the appointment of OUM & Co., LLP as the Company’s independent auditors for the year ending December 31, 2020.

The stockholders ratified the appointment of OUM & Co., LLP as the Company’s independent auditors for the year ending December 31, 2020. The results of the vote were as follows:

VOTES FOR:	5,354,850
VOTES AGAINST:	111,979
VOTES ABSTAINED:	152,471

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
99.1	Press Release dated December 30, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EKSO BIONICS HOLDINGS, INC.
By:	/s/ John F. Glenn
Name:	John F. Glenn
Title:	Chief Financial Officer
Dated:	12/31/2020